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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22960

Eubel Brady & Suttman Mutual Fund Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450	Cincinnati, Ohio 45246
(Address of principal executive offices)	(Zip code)

Scott E. Lundy
10100 Innovation Drive, Suite 410, Dayton, Ohio 45342
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Eubel Brady & Suttman
Income and Appreciation Fund
Ticker Symbol: EBSZX

Eubel Brady & Suttman
Income Fund
Ticker Symbol: EBSFX

Each a series of the
Eubel Brady & Suttman Mutual Fund Trust

ANNUAL REPORT

July 31, 2017

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
LETTER TO OUR SHAREHOLDERS	July 31, 2017

Dear Shareholders:

The first half of the Funds’ fiscal year ended July 31, 2017, was filled with many newsworthy items as compared to its second half. Money market reform took center stage in September and October, only to be one-upped by the November election and prospects for lower taxes, deregulation and substantial infrastructure spending. After much anticipation, the Fed again increased short-term interest rates 0.25% in December, March and June. Expectations for the new President’s pro-growth policies began to wane in the second half of the fiscal year as multiple attempts at healthcare reform stumbled and tax reform had yet to be addressed.

In this third annual letter we review the 2017 Fiscal Year, our investment philosophy and the flexibility provided for within the Funds. Additionally, we review each Fund’s results for various periods ended July 31, 2017, discuss primary factors that contributed to each Fund’s performance relative to its benchmark and offer our perspective on the current environment as it relates to the Funds.

A Review of the 2017 Fiscal Year – Treasury yields (e.g., 10 Year & 2 Year) logged their lows for the year in August 2016 as inflation and economic expectations were tepid, and demand was strong. Credit spreads tightened across the yield curve.

Money market reform contributed to anomalies within commercial paper markets in September and October when institutions fled prime money market funds for government funds. Commercial paper yields increased, providing an attractive cash and very short-term bond alternative.

The outcome of the November Presidential election largely brought great enthusiasm for the prospects of tax reform, deregulation and infrastructure spending – pro-growth policies. Yields lifted in response with the 10 Year Treasury rising 0.48% to 2.37% at month’s end. The Funds’ modest duration reduced the impact of this increase.

Generally, the yield curve flattened during the course of the fiscal year as short-term yields increased and longer term yields remained anchored seemingly due to low inflation and economic growth expectations, the presence of negative yields in foreign countries and geopolitical risk which made the U.S.’s paltry yields seem attractive to foreign investors. Credit spreads mostly tightened making debt even more richly valued. In addition, price volatility across many asset classes was lower than average. This may have elevated market participants’ confidence level and fostered complacency.

Through our lens, the Funds maintained a defensive posture throughout the fiscal year and produced commensurate results.

Investment Philosophy – Managing risks so that investors are being adequately compensated for them is an important element of our bottom-up investment philosophy. In our view, flexibility in portfolio management can support long-term success. Accordingly, each Fund has latitude with respect to maturity, duration

(price sensitivity to a change in interest rates) and credit quality (among other factors). This flexibility allows us to invest where we find the most value, rather than being confined to specific maturity, duration and credit rating targets.

Importantly, since we are not managing to a specific maturity or duration target, we can and often do hold bonds to maturity. We believe this provides our Funds an advantage over those which are more constrained and are constantly repositioning to remain within their mandate.

Furthermore, with the Funds’ investor base being comprised of EBS clients, fund flows are considerably more stable than those of funds open to the general public. This, too, can provide the Funds an advantage relative to those which may have their assets under management fluctuate wildly at the whims of unknown investors’ emotions. For example, when investors exit a fund en masse, it can result in forced selling at an inopportune time. However, this same event can provide investment opportunities for investors with capital available (e.g., the Funds).

Each Fund held fewer than 60 securities at fiscal year-end, but maintained good diversification in our view. Many funds hold hundreds of securities. In our opinion, holding fewer securities allows us to be more selective, and provide closer oversight.

Because the composition of the EBS Funds will often be materially different than their benchmarks, you should expect their returns to diverge from the benchmarks – at times significantly. Lastly, neither Fund uses leverage (borrows money) to make investments.

Results For Various Periods Ended July 31, 2017 – Since inception (September 30, 2014) through July 31, 2017, the EBS Income and Appreciation Fund (“EBSZX”) posted a total annualized return of 3.01%, while its primary benchmark, the BofA Merrill Lynch U.S. Yield Alternatives Index, returned 2.19%. On a one year basis, the Fund returned 5.65% and the benchmark returned 10.56%. On a six months basis, the Fund returned 2.20% and the benchmark returned 5.90%.

The primary factors contributing to EBSZX’s outperformance relative to its benchmark since inception are described below:

●	EBSZX’s investment in non-convertible securities contributed to its relative outperformance as those assets generally performed better than those comprising the benchmark.

●
Only having modest exposure to commodity-related companies benefited the Fund during the December 2015 to mid-February 2016 period (when commodity prices were declining and associated companies’ financial results were suffering). Yields and credit spreads on debt for the group increased and widened, respectively, during that stretch of time. As a result, the price of associated debt declined.

The primary factors contributing to EBSZX’s underperformance relative to its benchmark during the last six and 12 months are described below:

●	EBSZX’s shorter duration, relative to its benchmark, contributed to its underperformance as yields declined benefiting the more interest rate sensitive benchmark.

In addition, EBSZX’s equity sensitivity was less than that of its benchmark which was a relative headwind as equity market valuations continued increasing.

We believe EBSZX is positioned well to capitalize on convertible investments should they become available at prices we find compelling.

Since inception (September 30, 2014) through July 31, 2017, the EBS Income Fund (“EBSFX”) logged a total annualized return of 2.30%, while its primary benchmark, the BofA Merrill Lynch U.S. Corporate & Government Master Index was up 2.90%. On a one year basis, the Fund returned 2.75% and the benchmark -0.93%. On a six month basis, the Fund returned 1.35% and the benchmark 2.77%.

The primary factors contributing to EBSFX’s outperformance relative to its benchmark on a one year basis are described below:

●	EBSFX has a shorter duration and less Government & Agency debt exposure than its benchmark. This benefited the Fund in the final quarter of 2016 as Treasury yields lifted markedly post-election.

●
Fixed-income prices generally move inversely to yields and instruments with longer maturities are more sensitive to movements in yield. Yields of securities with the largest impact on the benchmark increased on average, negatively impacting prices and the benchmark’s return.

The primary factors contributing to EBSFX’s underperformance relative to its benchmark since inception and over the last six months are described below:

●
EBSFX’s weighted average maturity and duration were consistently shorter than that of its benchmark, and it had less exposure to Government & Agency debt. Yields of securities with the largest impact on the benchmark declined on average, lifting their prices (think Government & Agency) and the benchmark’s return.

Our Perspective – With fixed-income yields remaining stubbornly low, in part due to central bank policies outside the U.S. restraining a rise in Treasury yields, we continue focusing on shorter maturities on average and selectively taking credit risk where warranted rather than extending maturities to increase yield. In addition, credit spreads remain tight – further decreasing the attractiveness of many bonds.

At some point, this period of below average volatility will likely give way to a normalized environment where volatility is higher and spreads wider. We believe it is a bad idea to consider this period of low volatility a new paradigm. In light of the environment, the Funds are structured with an eye toward higher yields in the future.

Both Funds’ sensitivity to interest rates is modest and each Fund’s portfolio is diversified, in our view.

Convertible exposure within EBSZX remains lower than we prefer. The continued modest allocation is largely due to the low yield environment and stock prices that seem generally high relative to underlying values.

Both Funds are well positioned to capitalize on opportunities, in our view.

We welcome your questions, comments or both and may be reached at 800-391-1223. As always, we appreciate your trust and confidence in our firm.

Sincerely,

The EBS Research Group

Important Disclosures – Performance data quoted in this letter or the report itself represents past performance. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate, and may be worth more or less than the original cost when redeemed. Current performance may be higher or lower than performance quoted herein. Performance data, current to the most recent month end, is available by calling 1-800-391-1223.

The information in this “Letter To Our Shareholders” represents the opinion of the author and is not intended to be a forecast or investment advice. This publication does not constitute an offer or solicitation of any transaction in any securities. Information contained in this publication has been obtained from sources believed to be reliable, but has not been independently verified by EBS. Please note that any discussion of fund holdings, fund performance and views expressed are as of July 31, 2017 (except if otherwise stated) and are subject to change without notice.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
PERFORMANCE INFORMATION
July 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Eubel Brady & Suttman Income and Appreciation Fund versus the BofA Merrill
Lynch U.S. Yield Alternatives Index, the BofA Merrill Lynch U.S. Total Return
Alternatives Index and the BofA Merrill Lynch 1-10 Year Corporate Index

Average Annual Total Returns For the periods ended July 31, 2017
	1 Year	Since Inception(b)
Eubel Brady & Suttman Income and Appreciation Fund(a)	5.65%	3.01%
BofA Merrill Lynch U.S. Yield Alternatives Index*	10.56%	2.19%
BofA Merrill Lynch U.S. Total Return Alternatives Index*	9.66%	6.05%
BofA Merrill Lynch 1-10 Year Corporate Index*	1.73%	3.30%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.
(b)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2017.
*
The BofA Merrill Lynch U.S. Yield Alternatives Index tracks the performance of U.S. dollar denominated convertible debt. The BofA Merrill Lynch U.S. Total Return Alternatives Index tracks the performance of U.S. dollar denominated convertible debt with more equity sensitivity than typically found in the Yield Alternatives Index, on average. The BofA Merrill Lynch 1-10 Year Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity less than 10 years. The Fund does not invest solely in securities included in these indices and may invest in other types of securities.

The performance in the chart represents past performance. Performance shown above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of shares. Current performance may be higher or lower than the performance data presented above. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. As presented in the Fund’s prospectus dated December 1, 2016, the Fund’s total operating expense ratio was 0.25% of the Fund’s average daily net assets.

EUBEL BRADY & SUTTMAN INCOME FUND
PERFORMANCE INFORMATION
July 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Eubel Brady & Suttman Income Fund versus
the BofA Merrill Lynch U.S. Corporate & Government Master Index and
the BofA Merrill Lynch U.S. Corporate & Government 1-10 Yrs Index

Average Annual Total Returns For the periods ended July 31, 2017
	1 Year	Since Inception(b)
Eubel Brady & Suttman Income Fund(a)	2.75%	2.30%
BofA Merrill Lynch U.S. Corporate & Government Master Index*	(0.93%)	2.90%
BofA Merrill Lynch U.S. Corporate & Government 1-10 Yrs Index*	0.03%	2.26%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.
(b)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2017.
*
The BofA Merrill Lynch U.S. Corporate & Government Master Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities. The BofA Merrill Lynch U.S. Corporate & Government 1-10 Yrs Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities with a remaining term to final maturity less than 10 years. The Fund does not invest solely in securities included in these indices and may invest in other types of securities.

The performance in the chart represents past performance. Performance shown above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of shares. Current performance may be higher or lower than the performance data presented above. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. As presented in the Fund’s prospectus dated December 1, 2016, the Fund’s total operating expense ratio was 0.20% of the Fund’s average daily net assets.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
PORTFOLIO INFORMATION
July 31, 2017 (Unaudited)

Eubel Brady & Suttman Income and Appreciation Fund
Asset Allocation (% of Net Assets)

Eubel Brady & Suttman Income Fund
Asset Allocation (% of Net Assets)

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND SCHEDULE OF INVESTMENTS July 31, 2017
CORPORATE BONDS — 53.1%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 7.1%
General Motors Financial Co., Inc.	2.400%	05/09/19	$1,541,000	$1,546,973
Marriott International, Inc.	3.375%	10/15/20	2,220,000	2,296,008
Time Warner Cable, Inc.	6.750%	07/01/18	2,100,000	2,192,066
				6,035,047
Consumer Staples — 1.9%
Mead Johnson Nutrition Co.	3.000%	11/15/20	1,596,000	1,644,621

Energy — 3.6%
CONSOL Energy, Inc.	5.875%	04/15/22	2,600,000	2,611,375
Transocean, Inc.	6.000%	03/15/18	389,000	395,807
				3,007,182
Financials — 13.0%
American Express Co. (a)	1.761%	05/22/18	1,200,000	1,204,723
American Financial Group, Inc.	9.875%	06/15/19	800,000	911,903
American International Group, Inc.	3.300%	03/01/21	1,700,000	1,757,530
Capital One Bank USA, N.A.	2.150%	11/21/18	1,380,000	1,382,383
Goldman Sachs Group, Inc. (The) (a)	2.045%	12/15/17	820,000	822,064
Pershing Square Holdings, Ltd.	5.500%	07/15/22	2,500,000	2,614,875
Zions Bancorp.	5.650%	11/15/23	2,300,000	2,364,770
				11,058,248
Health Care — 5.8%
Actavis Funding SCS	2.350%	03/12/18	2,395,000	2,405,069
Teva Pharmaceuticals Industries Ltd.	1.400%	07/20/18	2,500,000	2,491,570
				4,896,639
Industrials — 9.0%
Caterpillar, Inc.	7.900%	12/15/18	708,000	767,403
Eaton Corp. plc	1.500%	11/02/17	2,370,000	2,370,159
Emerson Electric Co.	5.375%	10/15/17	1,044,000	1,051,800
Penske Truck Leasing Co., L.P., 144A	3.375%	03/15/18	1,000,000	1,010,930
Stanley Black & Decker, Inc.	1.622%	11/17/18	1,800,000	1,798,753
Stanley Black & Decker, Inc.	2.451%	11/17/18	650,000	656,710
				7,655,755
Information Technology — 3.5%
Hewlett Packard Enterprise Co.	2.450%	10/05/17	789,000	790,356
Xerox Corp.	6.350%	05/15/18	2,110,000	2,184,139
				2,974,495

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 53.1% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 9.2%
Ball Corp.	5.000%	03/15/22	$556,000	$598,339
Ecolab, Inc.	1.550%	01/12/18	2,400,000	2,399,993
Sherwin-Williams Co. (The)	1.350%	12/15/17	2,430,000	2,428,326
Steel Dynamics, Inc.	5.125%	10/01/21	2,350,000	2,420,500
				7,847,158
Total Corporate Bonds (Cost $44,095,677)				$45,119,145

CONVERTIBLE CORPORATE BONDS — 22.8%	Coupon	Maturity	Par Value	Value
Financials — 7.8%
Ares Capital Corp.	4.375%	01/15/19	$2,275,000	$2,337,562
Jefferies Group, LLC	3.875%	11/01/29	2,000,000	2,008,750
Redwood Trust, Inc.	4.625%	04/15/18	2,275,000	2,300,594
				6,646,906
Health Care — 2.9%
Aceto Corp.	2.000%	11/01/20	2,600,000	2,474,875

Industrials — 1.7%
Chart Industries, Inc.	2.000%	08/01/18	1,500,000	1,486,875

Information Technology — 4.9%
Intel Corp.	2.950%	12/15/35	1,400,000	1,892,625
Twitter, Inc.	0.250%	09/15/19	2,400,000	2,268,000
				4,160,625
Materials — 3.1%
RTI International Metals, Inc.	1.625%	10/15/19	2,370,000	2,627,738

Real Estate — 2.4%
RAIT Financial Trust	4.000%	10/01/33	2,166,000	2,022,502

Total Convertible Corporate Bonds(Cost $18,961,388)				$19,419,521

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND SCHEDULE OF INVESTMENTS (Continued)
BANK DEBT — 4.5%	Coupon	Maturity	Par Value	Value
Financials — 2.1%
NCP Finance Limited Partnership (a)(b)(c)	5.223%	08/07/17	$37,037	$37,062
NCP Finance Limited Partnership (a)(b)(c)	5.225%	08/17/17	74,074	74,195
NCP Finance Limited Partnership (a)(b)(c)	5.228%	08/21/17	37,037	37,112
NCP Finance Limited Partnership (a)(b)(c)	5.233%	08/31/17	37,037	37,148
NCP Finance Limited Partnership (a)(b)(c)	7.000%	05/24/19	44,444	44,444
NCP Finance Limited Partnership (a)(c)	11.000%	09/30/18	1,675,176	1,574,665
				1,804,626
Consumer Discretionary — 2.4%
Traeger Pellet Grills, LLC, Series Term Loan A (a)(b)(c)	6.500%	06/18/19	2,000,000	2,000,596

Total Bank Debt (Cost $3,887,755)				$3,805,222

COMMON STOCKS — 0.7%	Shares	Value
Information Technology — 0.7%
Bridgeline Digital, Inc. (d) (Cost $739,000)	197,445	$612,080

CONVERTIBLE PREFERRED STOCKS — 1.6%	Shares	Value
Industrials — 1.6%
Air Industries Group, 12.00%, Series A (c)(d) (Cost $1,400,611)	140,061	$1,330,577

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND SCHEDULE OF INVESTMENTS (Continued)
WARRANTS — 6.7%	Shares	Value
Financials — 6.7%
American International Group, Inc., $44.1593, expires 01/19/21 (d)	26,500	$610,825
Capital One Financial Corp., $42.004, expires 11/14/18 (d)	18,700	828,410
First Financial Bancorp, $12.202, expires 12/23/18 (d)	67,850	907,154
Hartford Financial Services Group, Inc., $9.06, expires 06/26/19 (d)	45,200	2,236,948
Lincoln National Corp., $9.95, expires 07/10/19 (d)	16,260	1,115,761
		5,699,098
Industrials — 0.0% (e)
American Zinc Recycling, LLC, $630.227, expires 09/30/22 (b)(c)(d)	965	10

Total Warrants (Cost $3,635,686)		$5,699,108

MONEY MARKET FUNDS — 5.3%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.91% (f) (Cost $4,490,044)	4,490,044	$4,490,044

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND SCHEDULE OF INVESTMENTS (Continued)
COMMERCIAL PAPER (g) — 7.1%	Par Value	Value
Boston Scientific Corp., 1.62%, due 08/15/17	$2,000,000	$1,998,755
E.I. du Pont de Nemours and Co., 1.37%, due 08/09/17	2,000,000	1,999,400
Kimberly-Clark Corp., 1.12%, due 08/14/17	2,000,000	1,999,206
Total Commercial Paper (Cost $5,997,361)		$5,997,361

Total Investments at Value — 101.8% (Cost $83,207,522)		$86,473,058

Liabilities in Excess of Other Assets — (1.8%)		(1,503,708)

Net Assets — 100.0%		$84,969,350

144A -
Security was purchased in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $1,010,930 at July 31, 2017, representing 1.2% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of July 31, 2017.
(b)
Security value has been fair valued in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees. The total value of such securities was $2,230,567 as of July 31, 2017, representing 2.6% of net assets.

(c)	Illiquid security. Total value of illiquid securities held as of July 31, 2017 was $5,135,809, representing 6.0% of net assets.
(d)	Non-income producing security.
(e)	Percentage rounds to less than 0.1%.
(f)	The rate shown is the 7-day effective yield as of July 31, 2017.
(g)	The rate shown is the annualized yield at the time of purchase, not a coupon rate.
See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND SCHEDULE OF INVESTMENTS July 31, 2017
U.S. TREASURY OBLIGATIONS — 0.8%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes (Cost $1,494,859)	1.500%	08/31/18	$1,490,000	$1,493,551

CORPORATE BONDS — 70.2%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 9.4%
Ford Motor Credit Co., LLC	2.375%	01/16/18	$4,545,000	$4,557,585
Gannett Co., Inc.	5.125%	07/15/20	1,375,000	1,411,094
Marriott International, Inc.	3.375%	10/15/20	3,250,000	3,361,274
Time Warner Cable, Inc.	6.750%	07/01/18	4,200,000	4,384,132
Whirlpool Corp.	1.650%	11/01/17	3,825,000	3,825,375
				17,539,460
Consumer Staples — 3.9%
General Mills, Inc.	1.400%	10/20/17	4,770,000	4,769,547
Kroger Co. (The)	2.950%	11/01/21	2,500,000	2,537,637
				7,307,184
Energy — 3.2%
CONSOL Energy, Inc.	5.875%	04/15/22	5,400,000	5,423,625
Transocean, Inc.	6.000%	03/15/18	518,000	527,065
				5,950,690
Financials — 23.1%
American Express Bank, FSB	6.000%	09/13/17	1,450,000	1,457,044
American Express Co. (a)	1.761%	05/22/18	3,194,000	3,206,572
American Financial Group, Inc.	9.875%	06/15/19	1,203,000	1,371,273
Bank of America Corp.	5.650%	05/01/18	3,345,000	3,439,168
Bank of the Ozarks	5.500%	07/01/26	1,422,000	1,489,866
Barclays Bank plc	2.000%	07/27/22	3,000,000	2,996,250
Capital One Bank USA, N.A.	2.350%	08/17/18	4,293,000	4,318,462
Capital One Bank USA, N.A.	2.150%	11/21/18	560,000	560,967
CNA Financial Corp.	6.950%	01/15/18	50,000	51,162
Fairfax Financial Holdings Ltd.	7.375%	04/15/18	279,000	289,180
Goldman Sachs Group, Inc. (The) (a)	2.045%	12/15/17	4,880,000	4,892,283
Hartford Financial Services Group, Inc. (The)	6.300%	03/15/18	158,000	162,429
Jefferies Group, LLC	5.125%	04/13/18	4,000,000	4,089,656
JPMorgan Chase & Co.	6.000%	10/01/17	4,800,000	4,835,554

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 70.2% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 23.1% (Continued)
Pershing Square Holdings, Ltd.	5.500%	07/15/22	$5,000,000	$5,229,750
Zions Bancorp.	5.650%	11/15/23	4,500,000	4,626,725
				43,016,341
Health Care — 7.9%
Actavis Funding SCS	2.350%	03/12/18	4,965,000	4,985,873
Stryker Corp.	1.300%	04/01/18	4,677,000	4,669,582
Teva Pharmaceuticals Industries Ltd.	1.400%	07/20/18	4,950,000	4,933,309
				14,588,764
Industrials — 11.9%
Caterpillar, Inc.	7.900%	12/15/18	3,276,000	3,550,866
Eaton Corp. plc	1.500%	11/02/17	5,035,000	5,035,337
Johnson Controls International plc	1.400%	11/02/17	3,698,000	3,696,107
Penske Truck Leasing Co., L.P., 144A	3.375%	03/15/18	5,000,000	5,054,650
Stanley Black & Decker, Inc.	1.622%	11/17/18	175,000	174,879
Stanley Black & Decker, Inc.	2.451%	11/17/18	4,605,000	4,652,542
				22,164,381
Information Technology — 3.2%
HP Enterprise Co.	2.450%	10/05/17	1,480,000	1,482,544
Xerox Corp.	6.350%	05/15/18	4,337,000	4,489,389
				5,971,933
Materials — 5.3%
Ecolab, Inc.	1.550%	01/12/18	1,004,000	1,003,997
Sherwin-Williams Co. (The)	1.350%	12/15/17	4,000,000	3,997,244
Steel Dynamics, Inc.	5.125%	10/01/21	4,607,000	4,745,210
				9,746,451
Real Estate — 0.9%
Weyerhaeuser Co.	6.950%	08/01/17	1,659,000	1,659,000

Utilities — 1.4%
Pennsylvania Electric Co.	6.625%	04/01/19	15,000	15,907
Southern Co.	1.300%	08/15/17	2,556,000	2,555,972
				2,571,879
Total Corporate Bonds (Cost $128,605,693)				$130,516,083

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
BANK DEBT — 3.2%	Coupon	Maturity	Par Value	Value
Financials — 1.0%
NCP Finance Limited Partnership (a)(b)(c)	5.223%	08/07/17	$194,444	$194,575
NCP Finance Limited Partnership (a)(b)(c)	5.225%	08/17/17	388,889	389,523
NCP Finance Limited Partnership (a)(b)(c)	5.228%	08/21/17	194,444	194,837
NCP Finance Limited Partnership (a)(b)(c)	5.233%	08/31/17	194,444	195,026
NCP Finance Limited Partnership (a)(b)(c)	7.000%	05/24/19	233,333	233,333
NCP Finance Limited Partnership (a)(c)	11.000%	09/30/18	788,318	741,019
				1,948,313
Consumer Discretionary — 2.2%
Traeger Pellet Grills, LLC, Series Term Loan A (a)(b)(c)	6.500%	06/18/19	4,000,000	4,001,192

Total Bank Debt (Cost $5,985,850)				$5,949,505

PREFERRED STOCKS — 1.5%	Shares	Value
Real Estate — 1.5%
RAIT Financial Trust, 7.75%, Series A (Cost $2,946,070)	135,000	$2,828,250

MONEY MARKET FUNDS — 4.9%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.91% (d) (Cost $9,136,528)	9,136,528	$9,136,528

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMERCIAL PAPER (e) — 21.5%	Par Value	Value
Boston Scientific Corp., 1.62%, due 08/15/17	$5,000,000	$4,996,889
Campbell Soup Co., 1.09%, due 08/03/17	5,000,000	4,999,702
Dollar General Corp., 1.40%, due 08/01/17	5,000,000	5,000,000
E.I. du Pont de Nemours and Co., 1.39%, due 08/01/17	2,600,000	2,600,000
HP, Inc., 1.45%, due 08/11/17	5,000,000	4,998,014
Kimberly-Clark Corp., 1.12%, due 8/14/17	5,000,000	4,998,014
Medtronic Global Holdings S.C.A., 1.27%, due 08/09/17	5,000,000	4,998,611
Monsanto Co., 1.40%, due 08/01/17	2,438,000	2,438,000
Pacific Gas, 1.31%, due 08/09/17	5,000,000	4,998,567
Total Commercial Paper (Cost $40,027,797)		$40,027,797

Total Investments at Value — 102.1% (Cost $188,196,797)		$189,951,714

Liabilities in Excess of Other Assets — (2.1%)		(3,994,979)

Net Assets — 100.0%		$185,956,735

144A -
Security was purchased in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $5,054,650 at July 31, 2017, representing 2.7% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of July 31, 2017.
(b)
Security value has been fair valued in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees. The total value of such securities was $5,208,486 as of July 31, 2017, representing 2.8% of net assets.

(c)	Illiquid security. Total value of illiquid securities held as of July 31, 2017 was $5,949,505, representing 3.2% of net assets.
(d)	The rate shown is the 7-day effective yield as of July 31, 2017.
(e)	The rate shown is the annualized yield at the time of purchase, not a coupon rate.
See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST STATEMENTS OF ASSETS AND LIABILITIES July 31, 2017
	Eubel Brady & Suttman Income and Appreciation Fund	Eubel Brady & Suttman Income Fund
ASSETS
Investments in securities:
At acquisition cost	$83,207,522	$188,196,797
At value (Note 2)	$86,473,058	$189,951,714
Dividends and interest receivable	508,023	1,115,742
Other assets	6,096	9,587
Total assets	86,987,177	191,077,043

LIABILITIES
Distributions payable	866	3,037
Payable for investment securities purchased	1,999,205	4,998,014
Payable for capital shares redeemed	121	84,907
Payable to administrator (Note 4)	7,150	15,640
Other accrued expenses	10,485	18,710
Total liabilities	2,017,827	5,120,308

NET ASSETS	$84,969,350	$185,956,735

NET ASSETS CONSIST OF:
Paid-in capital	$83,118,569	$184,876,260
Undistributed (distributions in excess of) net investment income	(328)	549
Accumulated net realized losses from security transactions	(1,414,427)	(674,991)
Net unrealized appreciation on investments	3,265,536	1,754,917
NET ASSETS	$84,969,350	$185,956,735

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,526,115	18,594,545

Net asset value, offering price and redemption price per share (Note 2)	$9.97	$10.00

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST STATEMENTS OF OPERATIONS For the Year Ended July 31, 2017
	Eubel Brady & Suttman Income and Appreciation Fund	Eubel Brady & Suttman Income Fund
INVESTMENT INCOME
Dividends	$222,098	$325,710
Interest	2,222,241	3,989,437
Total investment income	2,444,339	4,315,147

EXPENSES
Administration fees (Note 4)	81,819	167,717
Shareholder servicing fees (Note 4)	32,687	65,954
Professional fees	38,570	38,570
Registration and filing fees	16,911	19,243
Custody and bank service fees	13,747	21,751
Trustees’ fees and expenses (Note 4)	7,604	7,604
Insurance expense	3,800	6,435
Pricing fees	4,457	5,260
Postage and supplies	2,999	2,990
Other expenses	7,886	7,272
Total expenses	210,480	342,796

NET INVESTMENT INCOME	2,233,859	3,972,351

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(148,514)	(674,991)
Net change in unrealized appreciation (depreciation) on investments	2,399,276	1,300,978
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,250,762	625,987

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,484,621	$4,598,338

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended July 31, 2017	Year Ended July 31, 2016
FROM OPERATIONS
Net investment income	$2,233,859	$2,280,722
Net realized losses from investment transactions	(148,514)	(378,570)
Net change in unrealized appreciation (depreciation) on investments	2,399,276	(62,107)
Net increase in net assets from operations	4,484,621	1,840,045

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(2,343,930)	(2,283,598)
From net realized gains on investments	—	(734,447)
Decrease in net assets from distribution to shareholders	(2,343,930)	(3,018,045)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,890,650	10,612,353
Net asset value of shares issued in reinvestment of distributions to shareholders	2,337,249	3,011,131
Payments for shares redeemed	(7,651,821)	(15,841,022)
Net increase (decrease) from capital share transactions	3,576,078	(2,217,538)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,716,769	(3,395,538)

NET ASSETS
Beginning of year	79,252,581	82,648,119
End of year	$84,969,350	$79,252,581

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(328)	$109,743

CAPITAL SHARE ACTIVITY
Shares sold	901,242	1,124,870
Shares reinvested	237,396	320,066
Shares redeemed	(776,602)	(1,672,944)
Net increase (decrease) in shares outstanding	362,036	(228,008)
Shares outstanding at beginning of year	8,164,079	8,392,087
Shares outstanding at end of year	8,526,115	8,164,079

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended July 31, 2017	Year Ended July 31, 2016
FROM OPERATIONS
Net investment income	$3,972,351	$4,068,022
Net realized gains (losses) from investment transactions	(674,991)	105,160
Net change in unrealized appreciation (depreciation) on investments	1,300,978	1,161,644
Net increase in net assets from operations	4,598,338	5,334,826

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(3,975,680)	(4,066,844)
From net realized gains on investments	(90,541)	(273,901)
Decrease in net assets from distributions to shareholders	(4,066,221)	(4,340,745)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	39,092,240	27,264,814
Net asset value of shares issued in reinvestment of distributions to shareholders	4,033,760	4,312,325
Payments for shares redeemed	(18,241,294)	(35,025,753)
Net increase (decrease) from capital share transactions	24,884,706	(3,448,614)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,416,823	(2,454,533)

NET ASSETS
Beginning of year	160,539,912	162,994,445
End of year	$185,956,735	$160,539,912

UNDISTRIBUTED NET INVESTMENT INCOME	$549	$3,650

CAPITAL SHARE ACTIVITY
Shares sold	3,911,404	2,780,954
Shares reinvested	403,931	441,452
Shares redeemed	(1,826,048)	(3,592,900)
Net increase (decrease) in shares outstanding	2,489,287	(370,494)
Shares outstanding at beginning of year	16,105,258	16,475,752
Shares outstanding at end of year	18,594,545	16,105,258

See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended July 31, 2017	Year Ended July 31, 2016	Period Ended July 31, 2015 (a)
Net asset value at beginning of period	$9.71	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.27	0.28	0.19
Net realized and unrealized gains (losses) on investments	0.27	(0.05)	(0.15)
Total from investment operations	0.54	0.23	0.04

Less distributions from:
Net investment income	(0.28)	(0.28)	(0.19)
Net realized gains on investments	—	(0.09)	—
Total distributions	(0.28)	(0.37)	(0.19)

Net asset value at end of period	$9.97	$9.71	$9.85

Total return (b)	5.65%	2.55%	0.38	%(c)

Net assets at end of period (000’s)	$84,969	$79,253	$82,648

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.26%	0.25%	0.25	%(d)

Ratio of net investment income to average net assets	2.72%	2.94%	2.34	%(d)

Portfolio turnover rate	42%	33%	27	%(c)

(a)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2015.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended July 31, 2017	Year Ended July 31, 2016	Period Ended July 31, 2015 (a)
Net asset value at beginning of period	$9.97	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.25	0.13
Net realized and unrealized gains (losses) on investments	0.04	0.10	(0.11)
Total from investment operations	0.28	0.35	0.02

Less distributions from:
Net investment income	(0.24)	(0.25)	(0.13)
Net realized gains on investments	(0.01)	(0.02)	—
Total distributions	(0.25)	(0.27)	(0.13)

Net asset value at end of period	$10.00	$9.97	$9.89

Total return (b)	2.75%	3.58%	0.22	%(c)

Net assets at end of period (000’s)	$185,957	$160,540	$162,994

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.20%	0.20%	0.22	%(d)

Ratio of net investment income to average net assets	2.36%	2.54%	1.70	%(d)

Portfolio turnover rate	40%	35%	27	%(c)

(a)	Represents the period from the commencement of operations (September 30, 2014) through July 31, 2015.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
See accompanying notes to financial statements.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS
July 31, 2017

1. Organization

Eubel Brady & Suttman Income and Appreciation Fund (“EBS Income and Appreciation Fund”) and Eubel Brady & Suttman Income Fund (“EBS Income Fund”) (individually, a “Fund” and collectively, the “Funds”) are each a no-load diversified series of Eubel Brady & Suttman Mutual Fund Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust on April 22, 2014. On August 1, 2014, 5,000 shares of each Fund were issued for cash, at $10.00 per share, to a Principal of Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”), the investment adviser to the Funds.

The investment objective of EBS Income and Appreciation Fund is to seek to provide total return through a combination of current income and capital appreciation.

The investment objective of EBS Income Fund is to preserve capital, produce income and maximize total return.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. Many of the Regulation S-X amendments are generally consistent with the Funds’ current financial statement presentation; therefore, management has evaluated the new standards and is in a position to be able to comply with the amendments effective August 1, 2017.

As an investment company, the Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The following summarizes the significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation — Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. The Funds typically use an independent pricing service to determine the value of their fixed income securities. The pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

institutional-size trading units of fixed income securities without regard to sale or bid prices. Commercial paper may be valued at amortized cost, which under normal circumstances approximates market value.

If the Adviser determines that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees of the Trust (the “Board”).

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Certain fixed income securities held by the Funds are classified as Level 2 since the values are typically provided by an independent pricing service that utilizes various “other significant observable inputs” as discussed above. Other fixed income securities, including certain bank debt held by the Funds, are classified as Level 3 since the values for these securities are based on prices derived from one or more significant inputs that are unobservable. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of July 31, 2017 by security type:

EBS Income and Appreciation Fund:
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$45,119,145	$—	$45,119,145
Convertible Corporate Bonds	—	19,419,521	—	19,419,521
Bank Debt	—	1,574,665	2,230,557	3,805,222
Common Stocks	612,080	—	—	612,080
Convertible Preferred Stocks	—	1,330,577	—	1,330,577
Warrants	3,676,183	2,022,915	10	5,699,108
Money Market Funds	4,490,044	—	—	4,490,044
Commercial Paper	—	5,997,361	—	5,997,361
Total	$8,778,307	$75,464,184	$2,230,567	$86,473,058

EBS Income Fund:
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$1,493,551	$—	$1,493,551
Corporate Bonds	—	130,516,083	—	130,516,083
Bank Debt	—	741,019	5,208,486	5,949,505
Preferred Stocks	2,828,250	—	—	2,828,250
Money Market Funds	9,136,528	—	—	9,136,528
Commercial Paper	—	40,027,797	—	40,027,797
Total	$11,964,778	$172,778,450	$5,208,486	$189,951,714

It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period. Transfers that occurred between Level 1, Level 2 and Level 3 as of July 31, 2017 for EBS Income and Appreciation Fund due to changes in the availability of quoted prices and issuance of warrants are as follows:

Transfers from Level 1 to Level 2	$2,022,915
Transfers from Level 2 to Level 3	$10
Transfers from Level 3 to Level 1	$739,000

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a reconciliation of Level 3 investments of the Funds for which significant unobservable inputs were used to determine fair value for the year ended July 31, 2017:

EBS Income and Appreciation Fund
Investments in Securities	Value as of July 31, 2016	Purchases/ transfers into	Sales & maturities/ transfers out of	Realized gain (loss)	Net change in unrealized appreciation (depreciation)	Value as of July 31, 2017
Convertible Corporate Bonds	$760,599	$—	$(739,000)	$—	$(21,599)	$—
Bank Debt	457,526	6,407,169	(4,633,453)	—	(685)	2,230,557
Warrants	—	10	—	—	—	10
Total	$1,218,125	$6,407,179	$(5,372,453)	$—	$(22,284)	$2,230,567

EBS Income Fund
Investments in Securities	Value as of July 31, 2016	Purchases	Sales & maturities	Realized gain (loss)	Net change in unrealized appreciation (depreciation)	Value as of July 31, 2017
Bank Debt	$2,402,012	$27,137,634	$(24,325,627)	$—	$(5,533)	$5,208,486

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at July 31, 2017 is $(685) and $(5,533) for EBS Income and Appreciation Fund and EBS Income Fund, respectively.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Adviser in conformity with guidelines adopted by and subject to review by the Board to determine the fair value of the Level 3 investments.

EBS Income and Appreciation Fund
	Fair Value at July 31, 2017	Valuation Technique	Unobservable Input[1]	Range	Weighted Average of Unobservable Inputs
Bank Debt	$2,230,557	DCF Model	Discount Rate	1.71%-6.43%	5.98%
Warrants	$10	Management's Estimate of Future Cash Flows	N/A	N/A	N/A

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

EBS Income Fund
	Fair Value at July 31, 2017	Valuation Technique	Unobservable Input[1]	Range	Weighted Average of Unobservable Inputs
Bank Debt	$5,208,486	DCF Model	Discount Rate	1.71%-6.43%	5.42%

DCF - Discounted Cash Flow

[1]
Significant increases and decreases on the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in a decrease to the fair value. A decrease to the unobservable input would have the opposite effect.

There were no derivative instruments held by the Funds during the year ended July 31, 2017.

Share Valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Income, Security Transactions and Realized Capital Gains and Losses — Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Security transactions are accounted for on trade date. Realized capital gains and losses on securities sold are determined on a specific identification basis.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable.

Distributions to Shareholders — Distributions to shareholders of net investment income, if any, are paid monthly. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and realized capital gains on various investment securities held by the Funds, timing differences and

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

differing characterizations of distributions made by the Funds. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by each Fund during the years ended July 31, 2017 and 2016 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
EBS Income and Appreciation Fund:
July 31, 2017	$2,343,930	$—	$2,343,930
July 31, 2016	$2,283,598	$734,447	$3,018,045
EBS Income Fund:
July 31, 2017	$4,066,221	$—	$4,066,221
July 31, 2016	$4,081,235	$259,510	$4,340,745

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2017:

	EBS Income and Appreciation Fund	EBS Income Fund
Tax cost of portfolio investments	$83,286,349	$188,196,797
Gross unrealized appreciation	$4,863,056	$2,148,341
Gross unrealized depreciation	(1,676,347)	(393,424)
Net unrealized appreciation on investments	3,186,709	1,754,917
Undistributed ordinary income	538	3,586
Accumulated capital and other losses	(1,335,600)	(674,991)
Distributions payable	(866)	(3,037)
Accumulated earnings	$1,850,781	$1,080,475

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for EBS Income and Appreciation Fund is due to certain timing differences in the recognition of capital gains or losses under

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to basis adjustments related to the Fund’s holdings in convertible bonds.

As of July 31, 2017, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	EBS Income and Appreciation Fund	EBS Income Fund
Short-term	$—	$650,858
Long-term	1,335,600	24,133
	$1,335,600	$674,991

These CLCFs, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended July 31, 2017, EBS Income Fund made the following reclassification as a result of permanent differences between the financial statement and income tax reporting requirements due to book versus tax difference relating to distributions:

Undistributed net investment income	$228
Accumulated net realized losses from security transactions	$(228)

Such reclassification has no effect on the Fund’s total net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (tax years ended July 31, 2015 through July 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Unfunded Loan Commitment

At July 31, 2017, unfunded loan commitments for the Funds were as follows:

Fund	Borrower	Unfunded Commitment
EBS Income and Appreciation Fund	NCP Finance Limited Partnership	$570,370
EBS Income Fund	NCP Finance Limited Partnership	$2,994,444

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Asset-Based Lending Credit Agreement between the Funds and NCP Finance Limited Partnership (the “Borrower”), the Borrower has agreed to pay the Funds a commitment fee equal to 0.50% of the average daily unfunded commitment balance.

4. Transactions with Related Parties

Certain officers of the Trust are also officers of the Adviser, of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

Investment Adviser — Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages each Fund’s investments subject to oversight by the Board. The Funds do not pay the Adviser investment advisory fees under the Management Agreement. However, prior to investing in a Fund, a prospective shareholder must enter into an investment advisory agreement with the Adviser that calls for the payment of an advisory fee based upon a percentage of all assets (including shares of the Funds) managed by the Adviser on behalf of the prospective shareholder. The fee schedule may be negotiable at the time the account is opened and is generally based upon the value of assets held in the client’s account and the style of management.

The Adviser has entered into an agreement with the Funds under which it has agreed to reimburse Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses, expenses incurred pursuant to the Funds’ Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding 0.35% of each Fund’s average daily net assets. Any payments by the Adviser of expenses which are a Fund’s obligation are subject to repayment by the Fund for a period of three years following the fiscal year in which such expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed 0.35% of average daily net assets. This agreement is currently in effect until December 1, 2018. No expense reimbursements were required during the year ended July 31, 2017.

Other Service Providers — Ultimus provides administration, fund accounting and transfer agency services to each Fund. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

Shareholder Servicing Plan — The Funds have adopted a Shareholder Servicing Plan (the “Plan”) which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended July 31, 2017, EBS Income and Appreciation Fund and EBS Income Fund paid $32,687 and $65,954, respectively, pursuant to the Plan.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Effective January 1, 2017, each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust a fee of $1,500 for attendance at each meeting of the Board, in addition to reimbursement of travel and other expenses incurred in attending the meetings. The Chairman of the Audit and Governance Committee receives an additional annual fee of $1,000. Prior to January 1, 2017, each Independent Trustee received from the Trust a fee of $1,000 for attendance at each meeting of the Board, in addition to reimbursement of travel and other expenses incurred in attending the meetings.

5. Securities Transactions

During the year ended July 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	EBS Income and Appreciation Fund	EBS Income Fund
Purchases of investment securities	$31,355,654	$58,601,157
Proceeds from sales and maturities of investment securities	$31,282,300	$58,309,282

During the year ended July 31, 2017, cost of purchases and proceeds from sales and maturities from U.S. government long-term securities were as follows:

	EBS Income and Appreciation Fund	EBS Income Fund
Purchases of U.S. government securities	$—	$—
Proceeds from sales and maturities of U.S. government securities	$—	$2,200,000

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of July 31, 2017, EBS Income and Appreciation Fund had 29.6% of the value of its net assets invested in securities within the Financials sector.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events have occurred.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Eubel Brady & Suttman Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Eubel Brady & Suttman Mutual Fund Trust, comprising Eubel Brady & Suttman Income and Appreciation Fund and Eubel Brady & Suttman Income Fund (the “Funds”) as of July 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, brokers, and counterparties, or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Eubel Brady & Suttman Mutual Fund Trust as of July 31, 2017, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 28, 2017

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including shareholder servicing fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2017 through July 31, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expense Ratio(a)	Expenses Paid During Period(b)
EBS Income and Appreciation Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,022.00	0.26%	$1.30
Based on Hypothetical 5% Fund Return (before expenses)	$ 1,000.00	$ 1,023.51	0.26%	$1.30
EBS Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,013.50	0.21%	$1.05
Based on Hypothetical 5% Fund Return (before expenses)	$ 1,000.00	$ 1,023.75	0.21%	$1.05

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-391-1223. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-391-1223, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-391-1223, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended July 31, 2017, certain dividends paid by the Funds may be treated as qualified dividends subject to a reduced tax rate. EBS Income and Appreciation Fund and EBS Income Fund intend to designate up to a maximum amount of $2,343,930 and $4,066,221, respectively, as qualified dividend income. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees:
Scott E. Lundy, CFP* c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1976	Since July 2014	President and Trustee	Executive Vice President and Principal of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser, since 2003; Chief Compliance Officer of Eubel Brady & Suttman Asset Management, Inc. since March 2016	2
Independent Trustees:
Robert A. Goering c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1960	Since July 2014	Trustee	Partner of Goering & Goering, LLC (law firm) from November 1986 to present; Hamilton County Ohio Treasurer from February 1991 to present; Adjunct Professor at Salmon P. Chase College of Law from August 2005 to present.	2
Christopher C. Young c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of birth: 1962	Since July 2014/July 2016	Trustee and Chairman	Vice President, Sales of New Day Aluminum (aluminum manufacturer) from October 2016 to present (purchaser of Noranda Aluminum where he worked as Vice President, Sales from January 2014 until October 2016 and as a director from 2010 to 2013.)	2

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia A. Boeckman c/o Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Dayton, OH 45342 Year of birth: 1960	Since March 2017	Trustee	Manager, SAP Finance Application Development & Support for CareSource Ohio (non-profit managed healthcare provider) from January 2017 to present; Senior Project Manager, Finance at LexisNexis (an information service provider) from 2008 to 2017.	2

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years
Executive Officers:
Terri L. King, IACCP® Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1961	Since July 2014	Chief Compliance Officer	Compliance Manager of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser
Theresa M. Bridge Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of Birth: 1969	Since July 2014	Treasurer	Vice President-Director of Financial Administration of Ultimus Fund Solutions, LLC
Ronald L. Eubel Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Dayton, OH 45342 Year of Birth: 1960	Since July 2014	Secretary	Co-Chief Investment Officer and Principal of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser

*
Scott E. Lundy, as an affiliated person of Eubel Brady & Suttman Asset Management, Inc, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-391-1223.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including all of the Independent Trustees voting separately, has reviewed and approved the continuance of the Investment Advisory Agreement between the Trust, on behalf of the Eubel Brady & Suttman Income and Appreciation Fund (the “Income and Appreciation Fund”) and the Eubel Brady & Suttman Income Fund (the “Income Fund”) (the Income and Appreciation Fund and the Income Fund are referred to collectively as the “Funds”), and the Adviser. Approval took place at an in-person meeting held on July 25, 2017, at which all Trustees were present, including all of the Independent Trustees.

In the course of their consideration of the continuation of the Investment Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuation of the Investment Advisory Agreement on behalf of the Funds. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests from independent legal counsel. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect to the continuation of the Investment Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser. The Trustees specifically reviewed the qualifications, background and responsibilities of the members of the Adviser’s portfolio management team who oversee the day-to-day investment management and operations of the Funds. The Trustees considered the Adviser’s process for identifying investment opportunities and the support resources available for investment research, compliance and operations. The Trustees were mindful that many of the Trust’s executive officers are employees of the Adviser and serve the Trust without additional compensation from the Funds. The Board noted that the investment process used by the Adviser in managing the Funds is substantially similar to that used to manage certain of the Adviser’s other managed accounts. The Trustees discussed the Adviser’s compliance program and noted recent efforts to address the risks of email phishing attacks and cyber security breaches. After further discussion, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Expenses and Performance
The Trustees next considered information regarding each Fund’s expense ratio and also considered comparisons of the Funds’ fees to the fee information for each Fund’s peer group, as presented by management. The Income and Appreciation Fund’s overall expense ratio was compared to funds within the Morningstar category of “Convertible Bond Funds” (no load). The Trustees noted that the overall expense ratio of the Income and Appreciation Fund, which does not include a charge for advisory fees paid at the client account level, is lower than the average expense ratio for Convertible Bond Funds. The Trustees also considered the range of advisory fees charged by the Adviser at the client account level and applied that range to the overall expense ratio of the Income and Appreciation Fund to estimate total costs to underlying shareholders. The Income Fund’s overall expense ratio was compared to funds within the Morningstar category of “Multisector Bond Funds” (no load). The Trustees noted that the overall expense ratio of the Income Fund, which did not include a charge for advisory fees at the client account level, is lower than the average expense ratio for Multisector Bond Funds. The Trustees also considered the range of advisory fees charged by the Adviser at the client account level and applied that range to the overall expense ratio of the Income Fund to estimate total costs to underlying shareholders. The Trustees also observed that the Adviser has committed to extending the expense cap arrangement with each Fund for an additional annual period. The Trustees found that the expense ratio for each Fund, which included an estimated advisory fee charged at the client account level, was within the range of the average expense ratios for the peer groups presented and concluded that each Fund’s expense ratio was reasonable, especially when the additional services provided to clients are considered.

The Trustees next discussed each Fund’s performance record for various periods ended March 31, 2017. The Trustees noted that they had compared each Fund’s performance with the performance of its benchmark indices and Morningstar category for the year ended March 31, 2017, and had also considered the Adviser’s explanation of the factors that influenced each Fund’s performance results. The Trustees acknowledged that the Funds are not designed to correlate with any particular benchmark index and are managed with a longer-term horizon than just one year. The Trustees further noted that the Adviser has represented that the Funds are performing in-line with expectations after taking into account the equity and fixed income market conditions. The Trustees then discussed the performance of the Adviser’s SMA strategies that hold shares of the Funds. The Trustees also noted that the Adviser does not sub-advise any accounts with similar investment objectives as the Funds. The Trustees concluded that the Adviser has demonstrated a satisfactory performance record for each Fund.

EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (Continued)

Investment Advisory Fee Rates
The Trustees considered that the Adviser is being compensated by each client under the terms described in their respective separately managed account (“SMA”) client agreements and the Adviser does not charge an investment advisory fee at the Fund level. The Trustees reviewed and considered the range of advisory fees payable to the Adviser for SMA services and compared such information with the fees charged by the other funds in the relevant Morningstar peer group for each Fund. The Trustees concluded that the advisory fee ranges charged at the SMA account level were reasonable in relation to the average rates for the peer groups presented, and the clients generally received more services for their fees.

Profitability
The Trustees discussed the profits of the Adviser and the other ancillary benefits that the Adviser receives with regard to providing advisory services to the Funds and concluded that, in light of the fact that each SMA client of the Adviser negotiates his/her own advisory fee, these profits are not excessive.

Economies of Scale
The Trustees discussed economies of scale, noting that the Funds do not pay a direct advisory fee, and that each Fund is operating below the agreed upon expense cap. The Trustees noted that the Adviser has generally provided for breakpoints in its advisory fees charged at the client account level, thus allowing its clients to recognize economies of scale as their accounts grow.

Conclusion
After consideration of these and other factors, the Trustees, including all of the Independent Trustees, concluded that the continuance of the Investment Advisory Agreement with the Adviser for another annual period was in the best interest of the Funds and their respective shareholders.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Virginia A. Boeckman. Ms. Boeckman is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 and $29,000 with respect to the registrant’s fiscal years ended July 31, 2016 and July 31, 2017, respectively.

(b)
Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000 with respect to the registrant’s fiscal years ended July 31, 2016, and July 31, 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended July 31, 2016 and July 31, 2017, aggregate non-audit fees of $5,000 and $5,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Eubel Brady & Suttman Mutual Fund Trust

By (Signature and Title)*		/s/ Scott E. Lundy
Scott E. Lundy, President

Date	October 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Scott E. Lundy
Scott E. Lundy, President

Date	October 5, 2017

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	October 5, 2017

*	Print the name and title of each signing officer under his or her signature.